EQ ADVISORS TRUSTSM

1290 VT HIGH YIELD BOND PORTFOLIO – CLASS IB SHARES

SUPPLEMENT DATED FEBRUARY 28, 2018 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2017,

This Supplement updates certain information contained in the Summary Prospectus of the 1290 VT High Yield Bond Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2017. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the addition of a portfolio manager to the 1290 VT High Yield Bond Portfolio (the “Portfolio”):

1290 VT High Yield Bond Portfolio – Class IB Shares

Effective March 1, 2018, the table in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: AXA Investment Managers, Inc. (“AXA IM”)” is amended to include the following information:

Name	Title	Date Began Managing the Portfolio
Robert Houle, CFA®	US High Yield Portfolio Manager/Analyst	March 2018